EXHIBIT 21

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21. SUBSIDIARIES (all wholly-owned, except where otherwise indicated)
                                                                                                         State of
                         Name                                                                           Incorporation



Citizen Solutions Company                                                                                Arizona
Citizens Business Services Company                                                                       Illinois
Citizens Cable Company                                                                                   Delaware
Citizens Consumers Services, Inc.                                                                       California
Citizens Directory Services Company L.L.C.                                                               Delaware
Citizens Directory Services Company, Inc.                                                                Delaware
Citizens Exchange Company                                                                                Virginia
Citizens International Management Services Company                                                       Delaware
Citizens Lake Water Company                                                                              Illinois
Citizens Mohave Cellular Company                                                                         Delaware
Citizens Mountain State Telephone Company                                                               West Virginia
Citizens Newco Company                                                                                   Delaware
Citizens NEWCOM Company                                                                                  Delaware
Citizens NEWTEL Company                                                                                  Delaware
Citizens Public Works Service Company of Arizona                                                        Minnesota
Citizens Resources Company                                                                               Delaware
Citizens Telecom Services Company L.L.C.                                                                 Delaware
Citizens Telecommunications Company                                                                      Delaware
Citizens Telecommunications Company of Arizona L.L.C.                                                    Delaware
Citizens Telecommunications Company of California, Inc.                                                 California
Citizens Telecommunications Company of Idaho                                                             Delaware
Citizens Telecommunications Company of Montana                                                           Delaware
Citizens Telecommunications Company of Nevada                                                             Nevada
Citizens Telecommunications Company of New York, Inc.                                                    New York
Citizens Telecommunications Company of Oregon                                                            Delaware
Citizens Telecommunications Company of Tennessee L.L.C.                                                  Delaware
Citizens Telecommunications Company of the Golden State                                                 California
Citizens Telecommunications Company of the Navajo Nation L.L.C.                                          Arizona
Citizens Telecommunications Company of the Volunteer State L.L.C.                                        Delaware
Citizens Telecommunications Company of the White Mountains L.L.C.                                        Delaware
Citizens Telecommunications Company of the White Mountains, Inc.                                         Delaware
Citizens Telecommunications Company of Tuolumne                                                         California
Citizens Telecommunications Company of Utah                                                              Delaware
Citizens Telecommunications Company of West Virginia                                                     Delaware
Citizens Utilities Company of California                                                                California
Citizens Utilities Company of Illinois                                                                   Illinois
Citizens Utilities Company of Ohio                                                                         Ohio
Citizens Utilities Rural Company                                                                         Delaware
Citizens Utilities Water Company of Pennsylvania                                                        Pennsylvania
Citizens Water Resources Company of Arizona                                                              Arizona
Citizens Water Resources Company                                                                         Delaware
Citizens Water Resources Management Services Company                                                     Delaware
Citizens Water Service Company of Arizona                                                                Arizona
Conference Call USA, Inc.                                                                                Delaware
   Subsidiary of Conference Call USA, Inc.:
     Dial Services, Ltd.                                                                                 Delaware
CU CapitalCorp                                                                                           Delaware
   Subsidiary of CU CapitalCorp:
         Electric Lightwave, Inc.  *                                                                     Delaware
CU Wireless Management L.L.C.                                                                            Delaware
Flowing Wells, Inc.                                                                                      Indiana
Havasu Water Company, Inc.                                                                               Arizona
LGS Natural Gas Company                                                                                 Louisiana
LGS Securities, Inc.                                                                                    Louisiana
Navajo Communications Company, Inc.                                                                     New Mexico
NCC Systems, Inc.                                                                                         Texas
Ogden Telephone Company                                                                                  New York
   Subsidiaries of Ogden Telephone Company:
     NewOp Communications Corporation                                                                    New York
     Phone Trends, Inc.                                                                                  New York
RTC Acquisition Corporation                                                                             Wisconsin
Southwestern Capital Corporation                                                                         Delaware
Southwestern Investments, Inc.                                                                            Nevada
Sun City Sewer Company                                                                                   Arizona
Sun City Water Company                                                                                   Arizona
Sun City West Utilities Company                                                                          Arizona
Tubac Valley Water Company, Inc.                                                                         Arizona

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*  Economic interest 82.65%, voting interest 97.94%.